EXHIBIT H

                LIST OF ACRONYMS FOR EXHIBITS AND FINANCIAL STATEMENTS


                         Company                                     Acronym
                         -------                                     -------
The Columbia Gas System, Inc. & Subsidiaries  . . . . . . . . . . .      CGS
The Columbia Gas System, Inc.   . . . . . . . . . . . . . . . . . .      CG
Columbia Gas System Service Corporation   . . . . . . . . . . . . .      CS
Columbia Gulf Transmission Company  . . . . . . . . . . . . . . . .      CGT
Columbia Energy Services Corporation  . . . . . . . . . . . . . . .      CES
TriStar Ventures Corporation  . . . . . . . . . . . . . . . . . . .      TVC
TriStar Capital Corporation   . . . . . . . . . . . . . . . . . . .      TCC
Columbia LNG Corporation  . . . . . . . . . . . . . . . . . . . . .      CLG
Columbia Coal Gasification Corporation  . . . . . . . . . . . . . .      CGC
Columbia Gas of Kentucky, Inc.  . . . . . . . . . . . . . . . . . .      CKY
Columbia Gas of Ohio, Inc.  . . . . . . . . . . . . . . . . . . . .      COH
Columbia Gas of Maryland, Inc.  . . . . . . . . . . . . . . . . . .      CMD
Columbia Gas of Pennsylvania, Inc.  . . . . . . . . . . . . . . . .      CPA
Commonwealth Gas Services, Inc.   . . . . . . . . . . . . . . . . .      COS
Commonwealth Propane, Inc.  . . . . . . . . . . . . . . . . . . . .      CPI
Columbia Propane Corporation  . . . . . . . . . . . . . . . . . . .      CPC
Columbia Atlantic Trading Corporation   . . . . . . . . . . . . . .      CAT
Columbia Natural Resources, Inc.  . . . . . . . . . . . . . . . . .      CNR

              THE COLUMBIA GAS SYSTEM, INC. AND SUBSIDIARIES           UNAUDITED
                                                                          (b)(1)
                                                                        (1 of 2)
                     CONDENSED STATEMENTS OF CAPITALIZATION
                              ACTUAL and PRO FORMA
                              As of July 31, 1996
                                     ($000)


                                                 CGS*        CG         CS        CGT        CPC
                                              ---------  ---------  ---------  ---------  ---------
ACTUAL CAPITALIAZTION

Common Stock Equity
  Common stock ..............................   551,812    551,812     13,000     59,780      3,900
  Additional paid in capital ................   740,453    740,453          -     22,669      1,940
  Retained earnings .........................   213,716    213,716     (2,161)    21,142     (1,556)
  Unearned employee compensation ............    (1,459)    (1,459)         -          -          -
                                              ---------  ---------  ---------  ---------  ---------
Total Common Stock Equity ................... 1,504,522  1,504,522     10,839    103,591      4,284
                                              ---------  ---------  ---------  ---------  ---------
Long-Term Debt
  Existing notes and other long-term debt ... 2,004,108  2,000,056          -          -          -
  Additional installment notes ..............         -          -     13,769     59,630      1,574
                                              ---------  ---------  ---------  ---------  ---------
Total Long-Term Debt ........................ 2,004,108  2,000,056     13,769     59,630      1,574
                                              ---------  ---------  ---------  ---------  ---------
TOTAL CAPITALIZATION ........................ 3,508,630  3,504,578     24,608    163,221      5,858
                                              ---------  ---------  ---------  ---------  ---------
===================================================================================================

ADJUSTMENTS TO CAPITALIZATION

Common Stock Equity
  Common stock ..............................         -          -    (12,775)   (59,760)    (3,866)
  Additional paid in capital ................         -          -     12,775     59,760      3,866
  Retained earnings .........................         -          -          -          -          -
  Unearned employee compensation ............         -          -          -          -          -
                                              ---------  ---------  ---------  ---------  ---------
Total Common Stock Equity ...................         -          -          -          -          -
                                              ---------  ---------  ---------  ---------  ---------
Long-Term Debt
  Existing notes and other long-term debt ...         -          -          -          -          -
  Additional installment notes ..............         -          -          -          -          -
                                              ---------  ---------  ---------  ---------  ---------
Total Long-Term Debt ........................         -          -          -          -          -
                                              ---------  ---------  ---------  ---------  ---------
TOTAL CAPITALIZATION ........................         -          -          -          -          -
                                              ---------  ---------  ---------  ---------  ---------
===================================================================================================

PRO FORMA CAPITALIZATION

Common Stock Equity
  Common stock ..............................   551,812    551,812        225         20         34
  Additional paid in capital ................   740,453    740,453     12,775     82,429      5,806
  Retained earnings .........................   213,716    213,716     (2,161)    21,142     (1,556)
  Unearned employee compensation ............    (1,459)    (1,459)         -          -          -
                                              ---------  ---------  ---------  ---------  ---------
Total Common Stock Equity ................... 1,504,522  1,504,522     10,839    103,591      4,284
                                              ---------  ---------  ---------  ---------  ---------
Long-Term Debt
  Existing notes and other long-term debt ... 2,004,108  2,000,056          -          -          -
  Additional installment notes ..............         -          -     13,769     59,630      1,574
                                              ---------  ---------  ---------  ---------  ---------
Total Long-Term Debt ........................ 2,004,108  2,000,056     13,769     59,630      1,574
                                              ---------  ---------  ---------  ---------  ---------
TOTAL CAPITALIZATION ........................ 3,508,630  3,504,578     24,608    163,221      5,858
                                              ---------  ---------  ---------  ---------  ---------
===================================================================================================

* Consolidated Statement of Capitalization


               THE COLUMBIA GAS SYSTEM, INC. AND SUBSIDIARIES          UNAUDITED

                                                                          (b)(1)
                                                                        (2 of 2)
                     CONDENSED STATEMENTS OF CAPITALIZATION
                              ACTUAL and PRO FORMA
                              As of July 31, 1996
                                     ($000)


                                                 TVC        TCC        CMD        TCO        CAT
                                              ---------  ---------  ---------  ---------  ---------
ACTUAL CAPITALIAZTION

Common Stock Equity
  Common stock ..............................    15,293      1,000      7,092    241,784         82
  Additional paid in capital ................    42,802      1,075          -  1,270,289      1,483
  Retained earnings .........................   (16,962)      (426)    12,867   (644,310)      (901)
  Unearned employee compensation ............         -          -          -          -          -
                                              ---------  ---------  ---------  ---------  ---------
Total Common Stock Equity ...................    41,133      1,649     19,959    867,763        664
                                              ---------  ---------  ---------  ---------  ---------
Long-Term Debt
  Existing notes and other long-term debt ...         -          -         63        600          -
  Additional installment notes ..............         -          -     11,994    643,000          -
                                              ---------  ---------  ---------  ---------  ---------
Total Long-Term Debt ........................         -          -     12,057    643,600          -
                                              ---------  ---------  ---------  ---------  ---------
TOTAL CAPITALIZATION ........................    41,133      1,649     32,016  1,511,363        664
                                              ---------  ---------  ---------  ---------  ---------
===================================================================================================

ADJUSTMENTS TO CAPITALIZATION

Common Stock Equity
  Common stock ..............................   (15,247)      (944)    (7,041)  (241,735)       (81)
  Additional paid in capital ................    15,247        944      7,041    241,735         81
  Retained earnings .........................         -          -          -          -          -
  Unearned employee compensation ............         -          -          -          -          -
                                              ---------  ---------  ---------  ---------  ---------
Total Common Stock Equity ...................         -          -          -          -          -
                                              ---------  ---------  ---------  ---------  ---------
Long-Term Debt
  Existing notes and other long-term debt ...         -          -          -          -          -
  Additional installment notes ..............         -          -          -          -          -
                                              ---------  ---------  ---------  ---------  ---------
Total Long-Term Debt ........................         -          -          -          -          -
                                              ---------  ---------  ---------  ---------  ---------
TOTAL CAPITALIZATION ........................         -          -          -          -          -
                                              ---------  ---------  ---------  ---------  ---------
===================================================================================================

PRO FORMA CAPITALIZATION

Common Stock Equity
  Common stock ..............................        46         56         51         49          1
  Additional paid in capital ................    58,049      2,019      7,041  1,512,024      1,564
  Retained earnings .........................   (16,962)      (426)    12,867   (644,310)      (901)
  Unearned employee compensation ............         -          -          -          -          -
                                              ---------  ---------  ---------  ---------  ---------
Total Common Stock Equity ...................    41,133      1,649     19,959   867,763         664
                                              ---------  ---------  ---------  ---------  ---------
Long-Term Debt
  Existing notes and other long-term debt ...         -          -         63        600          -
  Additional installment notes ..............         -          -     11,994    643,000          -
                                              ---------  ---------  ---------  ---------  ---------
Total Long-Term Debt ........................         -          -     12,057    643,600          -
                                              ---------  ---------  ---------  ---------  ---------
TOTAL CAPITALIZATION ........................    41,133      1,649     32,016  1,511,363        664
                                              ---------  ---------  ---------  ---------  ---------
===================================================================================================


              THE COLUMBIA GAS SYSTEM, INC. AND SUBSIDIARIES           UNAUDITED
                                                                          (b)(1)
                                                                        (3 of 3)
                     CONDENSED STATEMENTS OF CAPITALIZATION
                              ACTUAL and PRO FORMA